UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 19, 2020

ALEXANDERS INC
(Exact Name of Registrant as Specified in Charter)

Delaware	001-06064	51-0100517
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

210 Route 4 East
Paramus,	New Jersey	07652
(Address of Principal Executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (201) 587-8541
Former name or former address, if changed since last report: N/A
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	ALX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On August 19, 2020, 731 Commercial LLC and 731 Retail LLC, wholly-owned subsidiaries of Alexander’s, Inc. (the “Company”) and the obligors (the “Obligors”) on the $350,000,000 mortgage loan (the “Mortgage Loan”) on the retail condominium units of the Company’s 731 Lexington Avenue property, entered into an amendment of the Mortgage Loan (the “Amendment”) with the lenders named therein that, effective as of August 5, 2020, extends the maturity date of the Mortgage Loan from August 5, 2020 to August 26, 2020. The Amendment is intended to allow for the documentation of a further amendment of the Mortgage Loan as described in Item 8.01 of this Current Report on Form 8-K.

The information in Item 8.01 of this Current Report on Form 8-K is not incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference to this Item 2.03.

Item 8.01    Other Events.

The Company and the lenders named in the Mortgage Loan have agreed in principle to an amendment of the Mortgage Loan that includes an extension of the maturity date of the Mortgage Loan to August 5, 2025 subject to a principal repayment of $50,000,000 of the Mortgage Loan and a guaranty by the Company of the interest expense associated with the Mortgage Loan and of certain leasing costs of the Obligors. The sole assets of the Obligors are the retail condominium units of the Company’s 731 Lexington Avenue property and except for the new guarantees by the Company, the Mortgage Loan will continue to be non-recourse to the Company. There can be no assurance that the amendment will be obtained or if obtained, the terms and conditions thereof.

The above discussion regarding an amendment of the Mortgage Loan may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For a discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see "Risk Factors" in Part I, Item 1A, of our Annual Report on Form 10-K for the year ended December 31, 2019 and in Part II, Item 1A, of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020. Such factors include, among others, risks associated with the timing of and costs associated with property improvements, financing commitments, the financial condition of our tenants, general competitive factors and the impact of the COVID-19 pandemic.

The information in this Item 8.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER’S, INC.
(Registrant)

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: August 25, 2020

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